UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: September 30, 2015

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	September 30, 2015

CLEARBRIDGE

INTERNATIONAL SMALL CAP FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term growth of capital.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge International Small Cap Fund for the twelve-month reporting period ended September 30, 2015. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

I am pleased to introduce myself as the new President and Chief Executive Officer of the Fund, succeeding Kenneth D. Fuller. I am honored to have been appointed to my new role. During my 27 year career with Legg Mason, I have seen the investment management industry evolve and expand. Throughout these changes, maintaining an unwavering focus on our shareholders and their needs has remained paramount.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 30, 2015

II	ClearBridge International Small Cap Fund

Investment commentary

Economic review

The pace of U.S. economic activity was mixed during the twelve months ended September 30, 2015 (the “reporting period”). Looking back, the U.S. Department of Commerce’s revised figures showed that fourth quarter 2014 U.S. gross domestic product (“GDP”)i growth was 2.1%. First quarter 2015 GDP growth then moderated to 0.6%. This was attributed to a number of factors, including a deceleration in personal consumption expenditures (“PCE”), along with negative contributions from exports, nonresidential fixed investment, and state and local government spending. Economic activity then accelerated, as second quarter GDP growth was 3.9%. The upturn was driven by increasing exports, accelerating PCE, declining imports, expanding state and local government spending, and rising nonresidential fixed investment. The U.S. Department of Commerce’s initial reading for third quarter 2015 GDP growth — released after the reporting period ended — was 1.5%. Decelerating growth was primarily due to a downturn in private inventory investment and decelerations in exports, nonresidential fixed investment, PCE, state and local government spending, and residential fixed investment.

The labor market was a tailwind for the economy during the reporting period. When the period began, unemployment was 5.7%, as reported by the U.S. Department of Labor. By September 2015, unemployment was 5.1%, equaling its lowest level since April 2008.

Turning to the global economy, in its October 2015 World Economic Outlook Update, released after the close of the reporting period, the International Monetary Fund (“IMF”) said “Prospects across the main countries and regions remain uneven. Relative to last year, the recovery in advanced economies is expected to pick up slightly, while activity in emerging market and developing economies is projected to slow for the fifth year in a row, primarily reflecting weaker prospects for some large emerging market economies and oil-exporting countries.” From a regional perspective, the IMF projects that 2015 growth in the Eurozone will be 1.5%, versus 0.9% in 2014. Japan’s economy is expected to expand 0.6% in 2015, compared to a contraction of -0.1% in 2014. Elsewhere, the IMF said that overall growth in emerging market countries will decelerate in 2015, with growth of 4.0% versus 4.6% in 2014.

The Federal Reserve Board (“Fed”)ii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed maintained the federal funds rateiii at a historically low range between zero and 0.25% during the twelve months ended September 30, 2015. However, in October 2014 the Fed ended its asset purchase program that was announced in December 2012. In December 2014, the Fed said that “it can be patient in beginning to normalize the stance of monetary policy.” At its meeting that concluded on July 29, 2015, the Fed said “The Committee currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.” At its meeting that ended on September 17, 2015, the Fed decided to maintain the target between zero and

ClearBridge International Small Cap Fund	III

Investment commentary (cont’d)

0.25%. Finally, at its meeting that concluded on October 28, 2015, after the close of the reporting period, the Fed said, “In determining whether it will be appropriate to raise the target range at its next meeting, the Committee will assess progress — both realized and expected — toward its objectives of maximum employment and 2 percent inflation.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)iv took a number of actions to stimulate growth and ward off deflation. The ECB reduced rates in June and September 2014. Then, in January 2015 the ECB announced that, beginning in March 2015, it would start a €60 billion-a-month bond buying program that is expected to run until September 2016. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. At the end of October 2014, the Bank of Japan announced that it would increase its asset purchases between 10 trillion yen and 20 trillion yen ($90.7 billion to $181.3 billion) to approximately 80 trillion yen ($725 billion) annually, in an attempt to stimulate growth. Elsewhere, after holding rates steady at 6.0% since July 2012, the People’s Bank of China lowered rates five times from November 23, 2014 to August 25, 2015. On October 23, 2015, after the reporting period ended, China’s central bank again cut rates, pushing them down to 4.35%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 30, 2015

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

IV	ClearBridge International Small Cap Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term growth of capital. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities of small capitalization companies or other investments with similar economic characteristics. The Fund may also invest in equity securities of medium- and large-capitalization issuers. The Fund will invest substantially all its assets outside the United States. The Fund may invest in securities of foreign companies either directly or through depositary receipts representing an interest in those securities. The Fund may invest in securities denominated in foreign currencies. We employ a quantitative screening process to identify stocks believed to be undervalued and a fundamental analysis process to highlight stocks that we believe will appreciate in the long term.

Under normal circumstances, the Fund may invest up to 20% of its net assets in debt securities of U.S. and foreign corporate and governmental issuers. The Fund may invest in all types of debt securities of any maturity or credit quality.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the twelve-month reporting period ended September 30, 2015, international small cap markets straddled breakeven, with major developed markets delivering modest gains, and Asian and emerging markets suffering steep losses. Quantitative easing from central banks continued to support growth across Europe but was not as successful in Japan and China. The surprise move by China to devalue its currency late in the reporting period exacerbated global growth concerns, sparking a sharp sell-off in global equities and spike in volatility.

Economic weakness across markets and declining commodity prices led to equity losses during the fourth quarter of 2014. Europe endured losses due to softness across many of its economies while the UK and most of Asia and emerging markets suffered from their exposure to commodities and weak global demand. Japan also struggled due to a loss of confidence in the ability of its financial policies, dubbed Abenomics, to spur growth.

International equity returns, as measured by the MSCI EAFE Indexi, improved during the first quarter of 2015, led by healthy reaction to stimulus measures. Japanese equities rallied as a new focus on corporate governance continued to drive up returns on capital, earnings and dividends.

European stocks were boosted by the start of massive bond buying by the European Central Bank (“ECB”)ii and growing signs of economic improvement that were boosted by falling interest rates and a weakening euro. In China, moves by the central bank to stabilize the slowing rate of growth paid off in equity gains.

Stocks continued to enjoy positive momentum for most of the second quarter, but gave back most of their progress late in June as the Greek debt crisis flared up again. The possibility of Greece leaving the Eurozone hurt German stocks most tied to a possible bailout while other Eurozone countries held up better. The largest Asian markets also managed gains. International

ClearBridge International Small Cap Fund 2015 Annual Report	1

Fund overview (cont’d)

small cap stocks outperformed during the period, led by strength in China, Japan, Europe and the UK. This strong showing was attributable to the greater exposure of small cap firms to local demand-oriented industries such as Retailing, Media, Software, Consumer Products and Housing. Small caps continued to outperform in the last three months of the reporting period, falling less than the overall international market during the China-induced selloff. Europe also outperformed as economic activity began to pick up.

The global economy is adjusting through a global rebalancing toward more sustainable drivers, accompanied by a shift of structural reform and enhanced growth to the East. Asia is likely to be a growth engine going forward in leveraging efficiency and education across a diverse region to deliver economic growth and sustainable business enterprises in the future. Accordingly, we should not confuse slowing growth in China with the end of growth in China. Ultimately, the economy should shift away from an investment and export-focused posture to a more consumer and domestic-demand orientation. We believe the volatility and sharp selling at the end of the reporting period serves as a clearing mechanism that will hasten this transition to more sustainable conditions for long-term growth.

Q. How did we respond to these changing market conditions?

A. In our opinion, the hysteria in global markets was an over-reaction and represents a contrarian opportunity in Asian equities that are priced for little to no growth going forward. We continue to gravitate to quality companies in China and other regions and sectors where depressed valuations reflect intense pessimism. The sectors representing the new China, the consumer sectors, have been doing quite well and we should now start to see more of the positives of the transition unfold and be key drivers of growth. We continue to find the best opportunities not only in China but also domestic demand-related companies in Europe, Japan and other parts of Asia.

In Japan, we are rebalancing from primarily large cap, multinational companies into new, more domestic-oriented ideas as the markets continue to abandon stocks not embracing the new shareholder-friendly governance standards. Our sector exposure remains pro-cyclical with relative overweights in the Information Technology (“IT”) and Industrials sectors. Despite our positive macro view, we remain highly selective in our exposure to beaten-down commodity and energy shares as the excesses of the last super cycle have not yet been exhausted.

Our investment approach focuses on real company fundamentals — not the external macroeconomic events and day-to-day turbulence and emotions of short-term investing. We also focus on value versus price, employing a decisive approach that allows our team to capitalize on declining prices by taking action to upgrade quality and value.

As part of its active currency exposure risk mitigation during the reporting period, the Fund deployed forward contracts in the euro, yen and U.S. dollar that contributed to performance.

Performance review

For the twelve months ended September 30, 2015, Class A shares of ClearBridge International Small Cap Fund, excluding

2	ClearBridge International Small Cap Fund 2015 Annual Report

sales charges, returned -2.99%. The Fund’s unmanaged benchmark, the MSCI EAFE Small Cap Indexiii, returned 0.30% for the same period. The Lipper International Small/Mid-Cap Core Funds Category Average1 returned -4.13% over the same time frame.

Performance Snapshot as of September 30, 2015 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge International Small Cap Fund:
Class A	-3.70%	-2.99%
Class A2	-3.83%	-3.16%
Class C	-4.12%	-3.74%
Class I	-3.61%	-2.75%
MSCI EAFE Small Cap Index	-2.78%	0.30%
Lipper International Small/Mid-Cap Core Funds Category Average[1]	-5.50%	-4.13%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Performance of Class IS shares is not shown because the inception date for this share class was May 1, 2015.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 1, 2015, as supplemented August 7, 2015, the gross total annual operating expense ratios for Class A, Class A2, Class C and Class I shares were 1.66%, 1.59%, 2.54% and 1.30%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.45% for Class A shares, 1.65% for Class A2 shares, 2.20% for Class C shares and 1.10% for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended September 30, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 78 funds for the six-month period and among the 71 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

ClearBridge International Small Cap Fund 2015 Annual Report	3

Fund overview (cont’d)

fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. On an absolute basis, the leading contributors to performance came from the Consumer Staples sector. Relative to the benchmark, overall sector allocation contributed to performance. In particular, underweights to the Energy and Utilities sectors and an overweight to the Consumer Discretionary sector contributed positively to performance. In addition, stock selection in the Energy and Industrials sectors enhanced the Fund’s results during the period. On a regional basis, relative performance benefited from stock selection in Emerging Markets and an underweight to Asian stocks outside Japan. Over the reporting period, individual stocks that made a significant contribution to performance included Anima Holding S.p.A. in the Financials sector, Italcementi Fabbriche Riunite Cemento S.p.A. in the Materials sector, Greggs PLC and Valor Holdings Co., Ltd., both in the Consumer Staples sector and Datalogic S.p.A. in the IT sector.

Q. What were the leading detractors from performance?

A. On an absolute basis, the Fund’s holdings in the Industrials, Financials and Consumer Discretionary sectors detracted the most from performance for the period. Relative to the benchmark, overall stock selection negatively impacted performance. In particular, selection in the Consumer Discretionary, Health Care and Financials sectors hurt performance as did underweights to Financials and Health Care.

On a regional basis, relative performance was most negatively impacted by out of benchmark exposure to Emerging Markets.

Individual holdings that detracted from performance during the period included Tom Tailor Holding AG in the Consumer Discretionary sector, China Singyes Solar Technologies Holdings Ltd. and Heijmans NV, both in the Industrials sector, AIXTRON SE in the IT sector and Eramet SA in the Materials sector.

Q. Were there any significant changes to the Fund during the reporting period?

A. There were a number of Fund positions bought and sold over the course of the reporting period. The largest additions to the Fund’s portfolio were positions in Outsourcing, Inc. and Rheinmetall AG, both in the Industrials sector, TomTom International B.V. and S.A. D’leteren N.V., both in the Consumer Discretionary sector, and MARR S.p.A. in the Consumer Staples sector. The largest eliminations from the Fund’s portfolio were ANTA Sports Products Ltd. and Koito Manufacturing Co., Ltd., both in the Consumer Discretionary sector, Banco Latinoamericano de Comercio Exterior in the Financials sector, TravelSky Technology, Ltd. in the IT sector and Kyorin Holdings in the Health Care sector.

Thank you for your investment in ClearBridge International Small Cap Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

4	ClearBridge International Small Cap Fund 2015 Annual Report

Sincerely,

Paul D. Ehrlichman

Senior Portfolio Manager

ClearBridge Investments, LLC

Sean M. Bogda, CFA

Portfolio Manager

ClearBridge Investments, LLC

Safa R. Muhtaseb, CFA

Portfolio Manager

ClearBridge Investments, LLC

October 14, 2015

RISKS: Equity securities are subject to price fluctuation. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed income securities falls. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of September 30, 2015 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of September 30, 2015 were: Datalogic SpA (1.6%), Calsonic Kansei Corp. (1.6%), Outsourcing Inc. (1.6%), Iida Group Holdings Co., Ltd. (1.5%), FULLCAST Holdings Co., Ltd. (1.4%), Valor Holdings Co., Ltd. (1.4%), MARR SpA (1.3%), TomTom NV (1.2%), Rheinmetall AG (1.2%) and Shanks Group PLC (1.1%). Please refer to pages 13 through 19 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2015 were: Industrials (25.4%), Consumer Discretionary (21.1%), Financials (15.5%), Information Technology (14.6%) and Consumer Staples (6.2%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

ClearBridge International Small Cap Fund 2015 Annual Report	5

Fund overview (cont’d)

[i]	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

ii	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

iii	The MSCI EAFE Small Cap Index is an unmanaged, market-weighted index of small companies in developed markets, excluding the U.S. and Canada.

6	ClearBridge International Small Cap Fund 2015 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of September 30, 2015 and September 30, 2014. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

ClearBridge International Small Cap Fund 2015 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2015 and held for the six months ended September 30, 2015, unless otherwise noted.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]							Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period			Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-3.70%	$1,000.00	$963.00	1.45%	$7.14	[3]	Class A	5.00%	$1,000.00	$1,017.80	1.45%	$7.33
Class A2	-3.83	1,000.00	961.70	1.69	8.31	[3]	Class A2	5.00	1,000.00	1,016.60	1.69	8.54
Class C	-4.12	1,000.00	958.80	2.20	10.80	[3]	Class C	5.00	1,000.00	1,014.04	2.20	11.11
Class I	-3.61	1,000.00	963.90	1.18	5.81	[3]	Class I	5.00	1,000.00	1,019.15	1.18	5.97
Class IS4	-9.13	1,000.00	908.70	1.06	4.16	[5]	Class IS	5.00	1,000.00	1,019.75	1.06	5.37

8	ClearBridge International Small Cap Fund 2015 Annual Report

[1]	For the six months ended September 30, 2015, unless otherwise noted.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

[4]	For the period May 1, 2015 (inception date) to September 30, 2015.

[5]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent period (150), then divided by 365.

ClearBridge International Small Cap Fund 2015 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class A2	Class C	Class I	Class IS†
Twelve Months Ended 9/30/15	-2.99%	-3.16%	-3.74%	-2.75%	N/A
Inception* through 9/30/15	8.46	-6.14	7.65	8.72	-9.13%

With sales charges[2]	Class A	Class A2	Class C	Class I	Class IS†
Twelve Months Ended 9/30/15	-8.58%	-8.73%	-4.65%	-2.75%	N/A
Inception* through 9/30/15	7.19	-10.78	7.65	8.72	-9.13%

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 10/1/10 through 9/30/15)	50.10%
Class A2 (Inception date of 8/1/14 through 9/30/15)	-7.13
Class C (Inception date of 10/1/10 through 9/30/15)	44.54
Class I (Inception date of 10/1/10 through 9/30/15)	51.93
Class IS (Inception date of 5/1/15 through 9/30/15)	-9.13

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Not annualized.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares and Class A2 shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, A2, C, I and IS shares are October 1, 2010, August 1, 2014, October 1, 2010, October 1, 2010 and May 1, 2015, respectively.

10	ClearBridge International Small Cap Fund 2015 Annual Report

Historical performance

Value of $10,000 invested in

Class A and C Shares of ClearBridge International Small Cap Fund vs. MSCI EAFE Small Cap Index† — October 2010 - September 2015

Value of $1,000,000 invested in

Class I Shares of ClearBridge International Small Cap Fund vs. MSCI EAFE Small Cap Index† — October 2010 - September 2015

ClearBridge International Small Cap Fund 2015 Annual Report	11

Fund performance (unaudited) (cont’d)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A and C shares and $1,000,000 invested in Class I shares of ClearBridge International Small Cap Fund on October 1, 2010, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2015. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the MSCI EAFE Small Cap Index. The MSCI EAFE Small Cap Index is an unmanaged, market-weighted index of small companies in developed markets, excluding the U.S. and Canada. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A, C and I shares’ performance indicated on these charts, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

12	ClearBridge International Small Cap Fund 2015 Annual Report

Schedule of investments

September 30, 2015

ClearBridge International Small Cap Fund

Security	Shares	Value
Common Stocks — 90.5%
Consumer Discretionary — 21.1%
Auto Components — 2.8%
Calsonic Kansei Corp.	252,690	$1,906,254	(a)
Europcar Groupe SA	26,794	359,898	*(a)(b)
Hella KGaA Hueck & Co.	31,970	1,155,233	(a)
Total Auto Components		3,421,385
Distributors — 1.6%
Connect Group PLC	266,621	634,525	(a)
SA D’Ieteren NV	33,610	1,296,476	(a)
Total Distributors		1,931,001
Household Durables — 5.6%
Cyrela Brazil Realty SA	199,800	416,785
Dorel Industries Inc., Class B Shares	36,430	859,087
G.U.D Holdings Ltd.	99,010	600,808	(a)
Iida Group Holdings Co., Ltd.	115,722	1,812,542	(a)
Nihon House Holdings Co., Ltd.	218,326	925,979	(a)
Token Corp.	9,475	716,891	(a)
TomTom NV	144,110	1,473,261	*(a)
Total Household Durables		6,805,353
Internet & Catalog Retail — 0.7%
CJ Home Shopping Co., Ltd.	5,859	911,770	(a)
Leisure Products — 0.7%
Beneteau SA	55,530	826,287	(a)
Media — 2.3%
Avex Group Holdings Inc.	60,461	688,543	(a)
KT Skylife Co., Ltd.	51,102	879,755	(a)
Sirius XM Canada Holdings Inc.	162,060	598,693
Technicolor SA	94,640	654,081	(a)
Total Media		2,821,072
Specialty Retail — 3.2%
Baoxin Auto Group Ltd.	1,385,760	590,562	(a)
China ZhengTong Auto Services Holdings Ltd.	1,785,333	741,688	(a)
Hard Off Corp. Co., Ltd.	76,100	1,003,633	(a)
Laura Ashley Holdings PLC	912,140	363,005	(a)
Mekonomen AB	42,200	979,173	(a)
Tom Tailor Holding AG	51,830	289,386	*(a)
Total Specialty Retail		3,967,447

See Notes to Financial Statements.

ClearBridge International Small Cap Fund 2015 Annual Report	13

Schedule of investments (cont’d)

September 30, 2015

ClearBridge International Small Cap Fund

Security	Shares	Value
Textiles, Apparel & Luxury Goods — 4.2%
361 Degrees International Ltd.	2,906,359	$909,602	(a)
Cosmo Lady China Holdings Co., Ltd.	1,038,760	1,100,590	(a)(b)
Grendene SA	178,330	793,028
Hosa International Ltd.	2,426,805	952,606	(a)
Le Saunda Holdings Ltd.	2,028,361	523,686	(a)
Sitoy Group Holdings Ltd.	1,621,639	804,120	(a)
Total Textiles, Apparel & Luxury Goods		5,083,632
Total Consumer Discretionary		25,767,947
Consumer Staples — 6.2%
Food & Staples Retailing — 2.7%
MARR SpA	82,880	1,573,834	(a)
Valor Holdings Co., Ltd.	66,538	1,673,043	(a)
Total Food & Staples Retailing		3,246,877
Food Products — 2.5%
Biostime International Holdings Ltd.	307,910	598,465	(a)
Lotte Confectionery Co., Ltd.	404	750,633	(a)
Premier Foods PLC	1,064,710	514,975	*(a)
Wessanen	111,560	1,180,582	(a)
Total Food Products		3,044,655
Household Products — 0.6%
McBride PLC	343,670	785,647	(a)
Tobacco — 0.4%
PT Wismilak Inti Makmur Tbk	18,745,376	484,275	(a)
Total Consumer Staples		7,561,454
Energy — 1.8%
Energy Equipment & Services — 1.5%
Ocean Yield ASA	104,150	796,090	(a)
Shinko Plantech Co., Ltd.	123,001	1,005,449	(a)
Total Energy Equipment & Services		1,801,539
Oil, Gas & Consumable Fuels — 0.3%
TransGlobe Energy Corp.	129,520	338,722
Total Energy		2,140,261
Financials — 15.5%
Banks — 1.7%
Banca Sistema SpA	120,810	543,291	*(a)(b)
OFG Bancorp	71,960	628,211
Valiant Holding AG	7,500	867,397	(a)
Total Banks		2,038,899

See Notes to Financial Statements.

14	ClearBridge International Small Cap Fund 2015 Annual Report

ClearBridge International Small Cap Fund

Security	Shares	Value
Capital Markets — 4.5%
Anima Holding SpA	128,180	$1,122,413	(a)(b)
Atlas Mara Ltd.	105,820	479,039	*(a)
BHF Kleinwort Benson Group	97,938	584,479	*(a)
GCA Savvian Corp.	76,727	964,955	(a)
Ichiyoshi Securities Co., Ltd.	81,989	713,412	(a)
KIWOOM Securities Co., Ltd.	12,955	624,666	(a)
Korea Investment Holdings Co., Ltd.	18,543	952,109	(a)
Total Capital Markets		5,441,073
Consumer Finance — 0.5%
International Personal Finance PLC	103,910	610,379	(a)
Diversified Financial Services — 0.5%
Hellenic Exchanges - Athens Stock Exchange SA Holding	118,370	657,423	(a)
Insurance — 0.7%
Greenlight Capital Re Ltd., Class A Shares	35,660	794,505	*
Real Estate Investment Trusts (REITs) — 2.4%
Grivalia Properties REIC AE	55,424	493,890	(a)
Irish Residential Properties REIT PLC	700,750	860,505	(a)
Lar Espana Real Estate Socimi SA	93,960	898,009	(a)
NewRiver Retail Ltd.	122,320	649,967	(a)
Total Real Estate Investment Trusts (REITs)		2,902,371
Real Estate Management & Development — 5.2%
Ascendas India Trust	1,254,350	753,901	(a)
CIFI Holdings Group Co., Ltd.	3,338,017	593,255	(a)
DO Deutsche Office AG	225,730	1,035,659
Leopalace21 Corp.	204,578	958,821	*(a)
Nexity	28,660	1,235,583	(a)
Selvaag Bolig ASA	200,970	595,841	(a)
Sun Frontier Fudousan Co., Ltd.	161,268	1,226,474	(a)
Total Real Estate Management & Development		6,399,534
Total Financials		18,844,184
Health Care — 0.6%
Health Care Equipment & Supplies — 0.6%
Nikkiso Co., Ltd.	111,476	748,721	(a)
Industrials — 25.4%
Aerospace & Defense — 0.8%
Chemring Group PLC	284,150	959,674	(a)
Air Freight & Logistics — 1.8%
SBS Holdings Inc.	148,534	1,243,581	(a)

See Notes to Financial Statements.

ClearBridge International Small Cap Fund 2015 Annual Report	15

Schedule of investments (cont’d)

September 30, 2015

ClearBridge International Small Cap Fund

Security	Shares	Value
Air Freight & Logistics — continued
Wincanton PLC	308,290	$958,045	*(a)
Total Air Freight & Logistics		2,201,626
Airlines — 0.6%
Flybe Group PLC	707,140	787,104	*(a)
Building Products — 1.9%
Tarkett SA	52,080	1,216,287	(a)
Wienerberger AG	61,250	1,078,041	(a)
Total Building Products		2,294,328
Commercial Services & Supplies — 2.2%
Mitie Group PLC	196,480	909,165	(a)
Shanks Group PLC	946,692	1,315,489	(a)
Séché Environnement	13,333	477,765	(a)
Total Commercial Services & Supplies		2,702,419
Construction & Engineering — 1.5%
China Singyes Solar Technologies Holdings Ltd.	810,370	551,829	(a)
Daelim Industrial Co., Ltd.	11,989	683,377	(a)
Morgan Sindall Group PLC	50,540	564,427	(a)
Total Construction & Engineering		1,799,633
Electrical Equipment — 3.2%
Endo Lighting Corp.	79,723	826,983	(a)
Nitto Kogyo Corp.	58,679	1,031,549	(a)
Saft Groupe SA	13,698	448,252	(a)
Toyo Tanso Co., Ltd.	38,968	489,248	(a)
Zumtobel Group AG	52,710	1,160,778	(a)
Total Electrical Equipment		3,956,810
Industrial Conglomerates — 1.2%
Rheinmetall AG	23,260	1,423,312	(a)
Machinery — 3.3%
Bucher Industries AG	5,290	1,138,388	(a)
CIMC Enric Holdings Ltd.	1,201,324	688,173	(a)
CKD Corp.	103,637	858,026	(a)
Meidensha Corp.	214,810	640,635	(a)
Meyer Burger Technology AG	111,410	715,994	*(a)
Total Machinery		4,041,216
Marine — 1.4%
D/S Norden A/S	43,410	958,659	*(a)
Diana Shipping Inc.	106,970	693,165	*
Total Marine		1,651,824

See Notes to Financial Statements.

16	ClearBridge International Small Cap Fund 2015 Annual Report

ClearBridge International Small Cap Fund

Security	Shares	Value
Professional Services — 4.2%
FULLCAST Holdings Co., Ltd.	258,180	$1,730,158	(a)
McMillan Shakespeare Ltd.	63,800	552,488	(a)
Outsourcing Inc.	87,117	1,904,154	(a)
Quick Co., Ltd.	133,500	953,933	(a)
Total Professional Services		5,140,733
Road & Rail — 1.6%
SENKO Co., Ltd.	152,630	1,077,766	(a)
Sixt SE	17,050	829,305	(a)
Total Road & Rail		1,907,071
Transportation Infrastructure — 1.7%
Anhui Expressway Co., Ltd.	1,235,320	1,011,947	(a)
Yuexiu Transport Infrastructure Ltd.	1,735,766	1,099,460	(a)
Total Transportation Infrastructure		2,111,407
Total Industrials		30,977,157
Information Technology — 14.6%
Communications Equipment — 0.4%
Icom Inc.	25,000	519,551	(a)
Electronic Equipment, Instruments & Components — 6.4%
Datalogic SpA	121,120	1,922,660	(a)
E2v Technologies PLC	378,527	1,300,110	(a)
Fabrinet	61,100	1,119,963	*
Laird PLC	221,029	1,261,230	(a)
Orbotech Ltd.	57,390	886,676	*
Osaki Electric Co., Ltd.	121,070	597,362	(a)
Wasion Group Holdings Ltd.	701,140	728,079	(a)
Total Electronic Equipment, Instruments & Components		7,816,080
Internet Software & Services — 0.7%
Pacific Online Ltd.	2,748,010	894,289	(a)
IT Services — 2.7%
Indra Sistemas SA	74,393	772,385	*(a)
Mobilians Co., Ltd.	55,069	768,258	(a)
Poletowin Pitcrew Holdings Inc.	70,412	639,687	(a)
Zuken Inc.	111,106	1,053,358	(a)
Total IT Services		3,233,688
Semiconductors & Semiconductor Equipment — 1.1%
Aixtron SE	85,460	517,194	*(a)
Suess MicroTec AG	138,910	876,193	*(a)
Total Semiconductors & Semiconductor Equipment		1,393,387

See Notes to Financial Statements.

ClearBridge International Small Cap Fund 2015 Annual Report	17

Schedule of investments (cont’d)

September 30, 2015

ClearBridge International Small Cap Fund

Security		Shares	Value
Software — 1.9%
SDL PLC		140,937	$694,053	(a)
SRA Holdings Inc.		48,784	776,997	(a)
Sword Group		31,671	784,220	(a)
Total Software			2,255,270
Technology Hardware, Storage & Peripherals — 1.4%
Bluecom Co., Ltd.		69,503	812,672	(a)
Wincor Nixdorf AG		23,130	907,507	(a)
Total Technology Hardware, Storage & Peripherals			1,720,179
Total Information Technology			17,832,444
Materials — 5.3%
Chemicals — 0.7%
China BlueChemical Ltd., Class H Shares		2,151,020	579,764	(a)
Kemira Oyj		22,498	260,163	(a)
Total Chemicals			839,927
Construction Materials — 1.2%
Dongpeng Holdings Co., Ltd.		1,998,188	671,828	(a)
Low & Bonar PLC		803,210	793,859	(a)
Total Construction Materials			1,465,687
Containers & Packaging — 1.6%
Greatview Aseptic Packaging Co., Ltd.		1,488,724	697,702	(a)
RPC Group PLC		133,766	1,285,029	(a)
Total Containers & Packaging			1,982,731
Metals & Mining — 1.8%
Dominion Diamond Corp.		61,810	660,480
Eramet		9,210	340,180	*(a)
Novagold Resources Inc.		243,930	882,864	*
Troy Resources Ltd.		1,020,000	234,470	*(a)
Total Metals & Mining			2,117,994
Total Materials			6,406,339
Total Investments before Short-Term Investments (Cost — $115,527,060)			110,278,507

	Rate
Short-Term Investments — 9.4%
State Street Institutional Liquid Reserves Fund, Premier Class (Cost — $11,402,381)	0.125%	11,402,381	11,402,381
Total Investments — 99.9% (Cost — $126,929,441#)			121,680,888
Other Assets in Excess of Liabilities — 0.1%			172,894
Total Net Assets — 100.0%			$121,853,782

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

See Notes to Financial Statements.

18	ClearBridge International Small Cap Fund 2015 Annual Report

ClearBridge International Small Cap Fund

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is $127,500,705.

Abbreviation used in this schedule:
REIT	— Real Estate Investment Trust

Summary of Investments by Country** (unaudited)
Japan	23.6%
United Kingdom	11.8
China	9.6
Germany	5.8
South Korea	5.3
France	5.2
Italy	4.2
Canada	2.8
Switzerland	2.2
Netherlands	2.2
Austria	1.8
Hong Kong	1.7
Belgium	1.6
Greece	1.5
Spain	1.4
Norway	1.1
Australia	1.1
Brazil	1.0
Thailand	0.9
Sweden	0.8
Denmark	0.8
Israel	0.7
Ireland	0.7
United States	0.7
Singapore	0.6
Puerto Rico	0.5
Indonesia	0.4
British Virgin Islands	0.4
Finland	0.2
Short-Term Investments	9.4
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of September 30, 2015 and are subject to change.

See Notes to Financial Statements.

ClearBridge International Small Cap Fund 2015 Annual Report	19

Statement of assets and liabilities

September 30, 2015

Assets:
Investments, at value (Cost — $126,929,441)	$121,680,888
Foreign currency, at value (Cost — $17)	17
Cash	5,505
Receivable for securities sold	2,575,627
Receivable for Fund shares sold	409,663
Dividends and interest receivable	281,869
Prepaid expenses	63,700
Total Assets	125,017,269

Liabilities:
Payable for securities purchased	2,899,341
Payable for Fund shares repurchased	82,912
Investment management fee payable	65,494
Service and/or distribution fees payable	11,454
Trustees’ fees payable	1,024
Accrued expenses	103,262
Total Liabilities	3,163,487
Total Net Assets	$121,853,782

Net Assets:
Par value (Note 7)	$80
Paid-in capital in excess of par value	127,021,353
Undistributed net investment income	807,159
Accumulated net realized loss on investments and foreign currency transactions	(720,381)
Net unrealized depreciation on investments and foreign currencies	(5,254,429)
Total Net Assets	$121,853,782

See Notes to Financial Statements.

20	ClearBridge International Small Cap Fund 2015 Annual Report

Net Assets:
Class A	$30,266,797
Class A2	$4,604,330
Class C	$5,220,170
Class I	$81,753,395
Class IS	$9,090

Shares Outstanding:
Class A	2,004,537
Class A2	305,702
Class C	350,451
Class I	5,369,797
Class IS	597

Net Asset Value:
Class A (and redemption price)	$15.10
Class A2 (and redemption price)	$15.06
Class C*	$14.90
Class I (and redemption price)	$15.22
Class IS (and redemption price)	$15.24
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$16.02
Class A2 (based on maximum initial sales charge of 5.75%)	$15.98

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

ClearBridge International Small Cap Fund 2015 Annual Report	21

Statement of operations

For the Year Ended September 30, 2015

Investment Income:
Dividends	$2,258,403
Interest	6,968
Less: Foreign taxes withheld	(165,504)
Total Investment Income	2,099,867

Expenses:
Investment management fee (Note 2)	889,611
Transfer agent fees (Note 5)	109,501
Service and/or distribution fees (Notes 2 and 5)	100,848
Custody fees	87,832
Registration fees	87,145
Legal fees	41,910
Audit and tax fees	37,680
Shareholder reports	28,847
Fund accounting fees	11,553
Trustees’ fees	6,988
Insurance	1,883
Miscellaneous expenses	5,532
Total Expenses	1,409,330
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(61,136)
Net Expenses	1,348,194
Net Investment Income	751,673

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(162,901)
Foreign currency transactions	272,263
Net Realized Gain	109,362
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(5,435,173)
Foreign currencies	(1,702)
Change in Net Unrealized Appreciation (Depreciation)	(5,436,875)
Net Loss on Investments and Foreign Currency Transactions	(5,327,513)
Decrease in Net Assets from Operations	$(4,575,840)

See Notes to Financial Statements.

22	ClearBridge International Small Cap Fund 2015 Annual Report

Statements of changes in net assets

For the Years Ended September 30,	2015	2014

Operations:
Net investment income	$751,673	$569,778
Net realized gain	109,362	3,421,977
Change in net unrealized appreciation (depreciation)	(5,436,875)	(3,598,167)
Increase (Decrease) in Net Assets from Operations	(4,575,840)	393,588

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(775,003)	(480,002)
Net realized gains	(3,771,810)	(291,411)
Decrease in Net Assets from Distributions to Shareholders	(4,546,813)	(771,413)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	117,143,736	62,747,202
Reinvestment of distributions	4,256,276	760,077
Cost of shares repurchased	(66,334,974)	(17,053,965)
Increase in Net Assets from Fund Share Transactions	55,065,038	46,453,314
Increase in Net Assets	45,942,385	46,075,489

Net Assets:
Beginning of year	75,911,397	29,835,908
End of year*	$121,853,782	$75,911,397
*Includes undistributed net investment income of:	$807,159	$524,826

See Notes to Financial Statements.

ClearBridge International Small Cap Fund 2015 Annual Report	23

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class A Shares[1]	2015	2014	2013	2012	2011[2]

Net asset value, beginning of year	$16.36	$15.41	$12.77	$11.04	$12.00

Income (loss) from operations:
Net investment income	0.08	0.23	0.21	0.27	0.15
Net realized and unrealized gain (loss)	(0.60)	1.12	3.05	1.96	(1.00)
Total income (loss) from operations	(0.52)	1.35	3.26	2.23	(0.85)

Less distributions from:
Net investment income	(0.11)	(0.25)	(0.26)	(0.26)	(0.11)
Net realized gains	(0.63)	(0.15)	(0.36)	(0.24)	—
Total distributions	(0.74)	(0.40)	(0.62)	(0.50)	(0.11)

Net asset value, end of year	$15.10	$16.36	$15.41	$12.77	$11.04
Total return[3]	(2.99)%	8.76%	26.61%	20.99%	(7.13)%

Net assets, end of year (000s)	$30,267	$25,398	$385	$353	$96

Ratios to average net assets:
Gross expenses	1.57%	1.66%	3.61%	7.40%	11.39%[4]
Net expenses[5,6]	1.45	1.44	1.45	1.45	1.45 [4]
Net investment income	0.50	1.36	1.56	2.34	1.19 [4]

Portfolio turnover rate	53%	45%	49%	41%	41%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period October 1, 2010 (inception date) to September 30, 2011.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

24	ClearBridge International Small Cap Fund 2015 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class A2 Shares[1]	2015	2014[2]

Net asset value, beginning of year	$16.37	$17.07

Income (loss) from operations:
Net investment income	0.09	0.05
Net realized and unrealized loss	(0.64)	(0.75)
Total loss from operations	(0.55)	(0.70)

Less distributions from:
Net investment income	(0.13)	—
Net realized gains	(0.63)	—
Total distributions	(0.76)	—

Net asset value, end of year	$15.06	$16.37
Total return[3]	(3.16)%	(4.10)%

Net assets, end of year (000s)	$4,604	$342

Ratios to average net assets:
Gross expenses	1.79%	1.59%[4]
Net expenses[5,6]	1.65	1.52 [4]
Net investment income	0.59	2.13 [4]

Portfolio turnover rate	53%	45%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 1, 2014 (inception date) to September 30, 2014.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A2 shares did not exceed 1.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	For the year ended September 30, 2014.

See Notes to Financial Statements.

ClearBridge International Small Cap Fund 2015 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class C Shares[1]	2015	2014	2013	2012	2011[2]

Net asset value, beginning of year	$16.21	$15.33	$12.69	$10.98	$12.00

Income (loss) from operations:
Net investment income (loss)	(0.02)	0.05	0.11	0.18	0.06
Net realized and unrealized gain (loss)	(0.60)	1.16	3.05	1.95	(0.99)
Total income (loss) from operations	(0.62)	1.21	3.16	2.13	(0.93)

Less distributions from:
Net investment income	(0.06)	(0.18)	(0.16)	(0.18)	(0.09)
Net realized gains	(0.63)	(0.15)	(0.36)	(0.24)	—
Total distributions	(0.69)	(0.33)	(0.52)	(0.42)	(0.09)

Net asset value, end of year	$14.90	$16.21	$15.33	$12.69	$10.98
Total return[3]	(3.74)%	7.91%	25.75%	20.00%	(7.80)%

Net assets, end of year (000s)	$5,220	$1,815	$244	$110	$92

Ratios to average net assets:
Gross expenses	2.28%	2.54%	4.15%	8.71%	11.98%[4]
Net expenses[5,6]	2.20	2.20	2.20	2.20	2.20 [4]
Net investment income (loss)	(0.10)	0.32	0.81	1.58	0.44 [4]

Portfolio turnover rate	53%	45%	49%	41%	41%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period October 1, 2010 (inception date) to September 30, 2011.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

26	ClearBridge International Small Cap Fund 2015 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class I Shares[1]	2015	2014	2013	2012	2011[2]

Net asset value, beginning of year	$16.47	$15.47	$12.79	$11.06	$12.00

Income (loss) from operations:
Net investment income	0.13	0.18	0.35	0.30	0.18
Net realized and unrealized gain (loss)	(0.62)	1.21	2.96	1.96	(1.00)
Total income (loss) from operations	(0.49)	1.39	3.31	2.26	(0.82)

Less distributions from:
Net investment income	(0.13)	(0.24)	(0.27)	(0.29)	(0.12)
Net realized gains	(0.63)	(0.15)	(0.36)	(0.24)	—
Total distributions	(0.76)	(0.39)	(0.63)	(0.53)	(0.12)

Net asset value, end of year	$15.22	$16.47	$15.47	$12.79	$11.06
Total return[3]	(2.75)%	9.00%	26.97%	21.27%	(6.91)%

Net assets, end of year (000s)	$81,753	$48,356	$29,207	$3,601	$2,272

Ratios to average net assets:
Gross expenses	1.21%	1.30%	2.09%	7.52%	11.07%[4]
Net expenses[5,6]	1.18	1.20	1.20	1.20	1.20 [4]
Net investment income	0.83	1.04	2.50	2.57	1.44 [4]

Portfolio turnover rate	53%	45%	49%	41%	41%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period October 1, 2010 (inception date) to September 30, 2011.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent. Prior to August 3, 2015, the ratio of expenses to average net assets of Class I shares did not exceed 1.20%.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge International Small Cap Fund 2015 Annual Report	27

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class IS Shares[1]	2015[2]

Net asset value, beginning of period	$16.76

Income (loss) from operations:
Net investment income	0.11
Net realized and unrealized loss	(1.63)
Total loss from operations	(1.52)

Net asset value, end of period	$15.24
Total return[3]	(9.13)%

Net assets, end of period (000s)	$9

Ratios to average net assets:
Gross expenses[4]	1.32%
Net expenses[4,5,6]	1.06
Net investment income[4]	1.56

Portfolio turnover rate	53%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period May 1, 2015 (inception date) to September 30, 2015.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 1.00%. In addition, total annual fund operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent. Prior to August 3, 2015, the ratio of expenses to average net assets of Class IS shares did not exceed 1.10%. In addition, total annual fund operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	For the year ended September 30, 2015.

See Notes to Financial Statements.

28	ClearBridge International Small Cap Fund 2015 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge International Small Cap Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the

ClearBridge International Small Cap Fund 2015 Annual Report	29

Notes to financial statements (cont’d)

Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

30	ClearBridge International Small Cap Fund 2015 Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Consumer discretionary	$2,667,593	$23,100,354	—	$25,767,947
Energy	338,722	1,801,539	—	2,140,261
Financials	2,458,375	16,385,809	—	18,844,184
Industrials	693,165	30,283,992	—	30,977,157
Information technology	2,006,639	15,825,805	—	17,832,444
Materials	1,543,344	4,862,995	—	6,406,339
Other common stocks	—	8,310,175	—	8,310,175
Total long-term investments	$9,707,838	$100,570,669		$110,278,507
Short-term investments†	11,402,381	—	—	11,402,381
Total investments	$21,110,219	$100,570,669	—	$121,680,888

†	See Schedule of Investments for additional detailed categorizations.

For the year ended September 30, 2015, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At September 30, 2015, securities valued at $100,570,669 were classified as Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund

ClearBridge International Small Cap Fund 2015 Annual Report	31

Notes to financial statements (cont’d)

generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of,

32	ClearBridge International Small Cap Fund 2015 Annual Report

among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(f) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions

ClearBridge International Small Cap Fund 2015 Annual Report	33

Notes to financial statements (cont’d)

between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of September 30, 2015, the Fund did not have any open derivative transactions.

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(h) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(i) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(j) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(k) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

34	ClearBridge International Small Cap Fund 2015 Annual Report

(l) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$305,663	$(305,663)

(a)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of passive foreign investment companies.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.850%
Next $1 billion	0.825
Next $3 billion	0.800
Next $5 billion	0.775
Over $10 billion	0.750

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments allocated to Western Asset. For their services, LMPFA pays ClearBridge and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, effective August 3, 2015, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class A2, Class C, Class I and Class IS shares did not exceed 1.45%, 1.65%, 2.20%, 1.10% and 1.00%, respectively. In addition, total annual fund operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent. Prior to August 3, 2015, as a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class A2, Class C, Class I and Class IS shares did not exceed 1.45%,

ClearBridge International Small Cap Fund 2015 Annual Report	35

Notes to financial statements (cont’d)

1.65%, 2.20%, 1.20% and 1.10%, respectively. In addition, total annual fund operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

During the year ended September 30, 2015, fees waived and/or expenses reimbursed amounted to $61,136.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended September 30, 2015, LMIS and its affiliates retained sales charges of $8,796 and $21,102 on sales of the Fund’s Class A shares and Class A2 shares, respectively. In addition, for the year ended September 30, 2015, CDSCs paid to LMIS and its affiliates were:

Class C
CDSCs	$1,159

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended September 30, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$99,426,810
Sales	51,430,267

36	ClearBridge International Small Cap Fund 2015 Annual Report

At September 30, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$10,265,732
Gross unrealized depreciation	(16,085,549)
Net unrealized depreciation	$(5,819,817)

4. Derivative instruments and hedging activities

At September 30, 2015, the Fund did not have any derivative instruments outstanding.

The following table provides information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended September 30, 2015. The table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts[1]	$429,939

[1]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations

During the year ended September 30, 2015, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to buy)†	$14,406
Forward foreign currency contracts (to sell)†	4,124,738

†	At September 30, 2015, there were no open positions held in this derivative.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2 and Class C shares calculated at the annual rate of 0.25%, 0.25% and 1.00% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended September 30, 2015, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$64,200	$45,465
Class A2	6,117	9,367
Class C	30,531	4,044
Class I	—	50,618
Class IS1	—	7
Total	$100,848	$109,501

[1]	For the period May 1, 2015 (inception date) to September 30, 2015.

ClearBridge International Small Cap Fund 2015 Annual Report	37

Notes to financial statements (cont’d)

For the year ended September 30, 2015, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$31,178
Class A2	3,408
Class C	2,570
Class I	23,969
Class IS1	11
Total	$61,136

[1]	For the period May 1, 2015 (inception date) to September 30, 2015.

6. Distributions to shareholders by class

	Year Ended September 30, 2015	Year Ended September 30, 2014
Net Investment Income:
Class A	$162,336	$18,022
Class A2	10,101	—	[1]
Class C	7,177	3,411
Class I	595,389	458,569
Class IS2	—	—
Total	$775,003	$480,002

Net Realized Gains:
Class A	$924,139	$9,194
Class A2	39,062	—	[1]
Class C	77,331	2,743
Class I	2,731,278	279,474
Class IS2	—	—
Total	$3,771,810	$291,411

[1]	For the period August 1, 2014 (inception date) to September 30, 2014.

[2]	For the period May 1, 2015 (inception date) to September 30, 2015.

7. Shares of beneficial interest

At September 30, 2015, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

38	ClearBridge International Small Cap Fund 2015 Annual Report

Transactions in shares of each class were as follows:

	Year Ended September 30, 2015				Year Ended September 30, 2014
	Shares		Amount		Shares		Amount
Class A
Shares sold	1,519,757		$24,591,174		2,103,523		$36,103,642
Shares issued on reinvestment	66,416		973,361		1,661		27,070
Shares repurchased	(1,134,225)		(17,685,843)		(577,590)		(9,832,364)
Net increase	451,948		$7,878,692		1,527,594		$26,298,348

Class A2
Shares sold	313,227		$4,955,459		20,978	[1]	$354,915	[1]
Shares issued on reinvestment	3,356		49,163		—	[1]	—	[1]
Shares repurchased	(31,759)		(504,268)		(100)	[1]	(1,707)	[1]
Net increase	284,824		$4,500,354		20,878	[1]	$353,208	[1]

Class C
Shares sold	292,066		$4,728,925		103,113		$1,769,855
Shares issued on reinvestment	5,731		83,154		380		6,154
Shares repurchased	(59,309)		(917,900)		(7,409)		(124,278)
Net increase	238,488		$3,894,179		96,084		$1,651,731

Class I
Shares sold	5,112,422		$82,858,178		1,414,846		$24,518,790
Shares issued on reinvestment	213,548		3,150,598		44,419		726,853
Shares repurchased	(2,892,206)		(47,226,963)		(411,131)		(7,095,616)
Net increase	2,433,764		$38,781,813		1,048,134		$18,150,027

Class IS
Shares sold	597	[2]	$10,000	[2]	—		—
Net increase	597	[2]	$10,000	[2]	—		—

[1]	For the period August 1, 2014 (inception date) to September 30, 2014.

[2]	For the period May 1, 2015 (inception date) to September 30, 2015.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, was as follows:

	2015	2014
Distributions paid from:
Ordinary income	$1,455,193	$511,435
Net long-term capital gains	3,091,620	259,978
Total distributions paid	$4,546,813	$771,413

ClearBridge International Small Cap Fund 2015 Annual Report	39

Notes to financial statements (cont’d)

As of September 30, 2015, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$1,431,601
Deferred capital losses*	(720,380)
Other book/tax temporary differences(a)	(53,179)
Unrealized appreciation (depreciation)(b)	(5,825,693)
Total accumulated earnings (losses) — net	$(5,167,651)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

40	ClearBridge International Small Cap Fund 2015 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities of ClearBridge International Small Cap Fund (the “Fund”), a series of Legg Mason Partners Equity Trust, including the schedule of investments, as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and broker or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ClearBridge International Small Cap Fund as of September 30, 2015 , the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 17, 2015

ClearBridge International Small Cap Fund 2015 Annual Report	41

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge International Small Cap Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

42	ClearBridge International Small Cap Fund

Independent Trustees cont’d
Althea L. Duersten
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (1993 to 2011)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

ClearBridge International Small Cap Fund	43

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (35 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (since 2013); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

44	ClearBridge International Small Cap Fund

Interested Trustee and Officer
Jane Trust[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2015); Officer and/or Trustee/Director of 156 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); formerly, Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)

Number of funds in fund complex overseen by Trustee	147
Other board memberships held by Trustee during past five years	None

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

ClearBridge International Small Cap Fund	45

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

46	ClearBridge International Small Cap Fund

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years

Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Effective June 1, 2015, Ms. Trust became a Trustee. In addition, Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

ClearBridge International Small Cap Fund	47

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2015:

Record date:	12/9/2014		12/22/2014
Payable date:	12/10/2014		12/23/2014
Ordinary income:
Qualified dividend income for individuals	73.37%		72.28%
Foreign source income	50.43	%*	64.02	%*
Foreign taxes paid per share	$0.009667		$0.010697
Long-term capital gain dividend	$0.519020		—

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

48	ClearBridge International Small Cap Fund

ClearBridge

International Small Cap Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jane Trust*

*	Effective June 1, 2015, Ms. Trust became a Trustee, President and Chief Executive Officer.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

ClearBridge International Small Cap Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

ClearBridge International Small Cap Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on the Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Funds’ website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge International Small Cap Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX014028 11/15 SR15-2621

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Andrew L. Breech possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Andrew L. Breech as the Audit Committee’s financial expert. Andrew L. Breech is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2014 and September 30, 2015 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $187,500 in 2014 and $186,663 in 2015.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $4 in 2014 and $0 in 2015.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $16,000 in 2014 and $36,780 in 2015. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) and (c) of this Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the

engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2014 and 2015; Tax Fees were 100% and 100% for 2014 and 2015; and Other Fees were 100% and 100% for 2014 and 2015.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2015.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 24, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 24, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	November 24, 2015